SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                          May 13, 2005 (April 5, 2005)

                       Speaking Roses International, Inc.
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             (Exact name of registrant as specified in its charter)


           Utah                        0-22515                    20-0612376
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(State or other jurisdiction      (Commission File            (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)


                               545 West 500 South
                              Bountiful, Utah 84010
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                    (Address of principal executive offices)


                                 (801) 677-7673
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               Registrant's telephone number, including area code


                                       N/A
           -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events

The United States Patent and Trademark Office granted to the Company, patent number 6,874,419 covering the process, machine and system used to print on flowers and other organic material.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2005


Speaking Roses International, Inc.

By:  /s/ Blaine Harris
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     Blaine Harris,
     Chief Executive Officer

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